SOGEN INTERNATIONAL FUND, INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (800) 334-2143

                               ------------------


                       NOTICE OF MEETING OF SHAREHOLDERS
                                April 10, 1996

                               ------------------



To the Shareholders of SOGEN INTERNATIONAL FUND, INC.:

      NOTICE IS HEREBY GIVEN that a Meeting of Shareholders (the "Meeting") of SoGen International Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on April 10, 1996 at 9:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 27, 1996.

      1. To elect five Directors, each to hold office for an indefinite period of time and until his successor is duly elected and qualified;

      2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent certified public accountants of the Fund for its fiscal year ending March 31, 1996;

      3. To approve or disapprove a proposal to eliminate the fundamental investment policy of the Fund prohibiting investments in other investment companies;

      4. To approve or disapprove a proposal to amend the fundamental investment policy of the Fund prohibiting the making of loans (other than through the purchase of publicly distributed debt securities) to permit investments in privately placed debt securities and securities lending; and

      5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Directors have fixed the close of business on February 23, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                    By order of the Board of Directors,


                                    Philip J. Bafundo
                                    Secretary

New York, New York
February 27, 1996
===============================================================================
                            YOUR VOTE IS IMPORTANT

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD,
SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY
PROMPTLY.
===============================================================================

                                PROXY STATEMENT
                               TABLE OF CONTENTS




                                                                          Page

Introduction................................................................1

Certain Information Regarding the Investment Adviser,
  the Principal Underwriter, the Accounting Agent
  and the Shareholder Servicing Agent.......................................2

Proposal One:  Election of Directors........................................2

Proposal Two: Ratification or Rejection of
  Selection of Independent Certified
  Public Accountants .......................................................5

Proposal Three: Approval or Disapproval of
  the Proposal to Eliminate the Fundamental
  Investment Policy of the Fund Prohibiting
  Investments in Other Investment Companies.................................5

Proposal Four: Approval or Disapproval of the
  Proposal to Amend the Fundamental Investment
  Policy of the Fund Prohibiting the Making of
  Loans (Other than Through the Purchase of
  Publicly Distributed Debt Securities) to Permit
  Investments in Privately Placed Debt Securities
  and Securities Lending....................................................6

Officers of the Fund........................................................8

Other Matters...............................................................9

Votes Required .............................................................9

                                PROXY STATEMENT

                        SOGEN INTERNATIONAL FUND, INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (800) 334-2143


                               ------------------


                            MEETING OF SHAREHOLDERS
                                APRIL 10, 1996

                               ------------------



                                 INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SoGen International Fund, Inc., a Maryland corporation (the "Fund"), to be voted at a Meeting of Shareholders of the Fund, to be held at the offices of the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on April 10, 1996 at 9:00 a.m., and at any adjournment thereof (collectively, the "Meeting"). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about February 27, 1996.

     The presence in person or by proxy of the holders of record of a majority of the shares of the Fund entitled to vote thereat shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal (other than Proposal Two, approval of which will require a majority of the votes cast).

     The Board of Directors has fixed the close of business on February 23, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of February 23, 1996 consisted of 113,226,158 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the matters specified on the proxy card. Any shareholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 1221 Avenue of the Americas, New York, New York 10020, or by signing another proxy of a later date, or by personally casting his vote at the Meeting.

      The most recent annual and semi-annual reports of the Fund, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund at 1221 Avenue of the Americas, New York, New York 10020, (800) 334-2143 and they will be sent promptly by first-class mail.


                         CERTAIN INFORMATION REGARDING
              THE INVESTMENT ADVISER, THE PRINCIPAL UNDERWRITER,
           THE ACCOUNTING AGENT AND THE SHAREHOLDER SERVICING AGENT

     The Fund has retained Societe Generale Asset Management Corp. ("SOGEN A.M. Corp."), a Delaware corporation, with offices at 1221 Avenue of the Americas, New York, New York 10020, to serve as its investment adviser (the "Adviser") under an investment advisory agreement which became effective on April 26, 1990 and has been renewed since that date on an annual basis. The Adviser is an indirect, majority-owned subsidiary of Societe Generale, which is one of France's largest banks. The Fund has retained the services of Societe Generale Securities Corporation ("SGSC"), with offices at 1221 Avenue of the Americas, New York, New York 10020, to serve as its principal underwriter. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 serves as accounting agent to the Fund, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc.), One Exchange Place, Boston, Massachusetts 02109 serves as shareholder servicing agent to the Fund.


                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS


      At the Meeting, five Directors will be elected to serve, each for an indefinite period of time and until his successor is duly elected and qualified. The nominees are Jean-Marie Eveillard, Fred J. Meyer, Dominique Raillard, Nathan Snyder and Philippe Collas. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

      Each of the nominees has consented to serve as a Director. All the nominees are currently Directors of the Fund except for Philippe Collas. The Board of Directors of the Fund knows of no reason why any of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the current Directors of the Fund and the nominees is set forth below:

                                                                                                 Approximate
                                                                                                   Number
                                                                                                  of Shares
                                                                            Year               Beneficially Owned
 Name, Positions and Offices with the Fund,                                First    Year Term     Directly or
     Age, Principal Occupations During                                   Became a  as Director  Indirectly as of
the Past Five Years and Other Directorships                              Director  Will Expire  February 23, 1996
-------------------------------------------                              --------  -----------  -----------------
Jean-Pierre Gentil*+..................................................      1987     1996            -0-
   Chairman of the Board and Director of the Fund, age 56; Manager of
   the Property and Casualty Insurance Division of Societe Generale since
   December 1995; Manager of the Investment and Custody Department
   of Societe Generale from prior to 1991 to 1995; Director of SGSC.
   Mr. Gentil's address is 50, boulevard Haussmann, 75009 Paris, France.

Jean-Marie Eveillard*(1)..............................................      1982     Indefinite     39,454
   Director and President of the Fund, age 56; Director and President of
   SoGen Funds, Inc.; Director and President or Executive Vice President
   of SOGEN A.M. Corp. from prior to 1991; owner of non-voting shares of the Adviser's common stock.  Mr. Eveillard's address is 1221
   Avenue of the Americas, New York, New York.

Fred J. Meyer(2)......................................................      1993     Indefinite      -0-
   Director of the Fund, age 65; Director of SoGen Funds, Inc.; Chief
   Financial Officer of Omnicom Group Inc. from prior to 1991; Director of Sandoz Corporation, SyStemix, Inc. and Zurich-American Insurance
   Cos.  Mr. Meyer's address is 437 Madison Avenue, New York, New York.

Dominique Raillard(2).................................................      1987     Indefinite      -0-
   Director of the Fund, age 57; Director of SoGen Funds, Inc.; President
   of Act 2 International (consulting) since July 1995; Group Executive
   Vice President of Promodes (consumer products) - U.S. Companies
   Division from prior to 1991 to 1995.  Mr. Raillard's address is 15, boulevard Delessert, 75016 Paris, France.

Nathan Snyder(1)(2)...................................................      1983     Indefinite      3,598
   Director of the Fund, age 61; Director of SoGen Funds, Inc.;
   Independent Consultant from prior to 1991. Mr. Snyder's address is
   c/o SoGen International Fund, Inc., 1221 Avenue of the Americas,
   New York, New York.

Philippe Collas*.......................................................    1996++    Indefinite      -0-
   Nominee for Director of the Fund, age 46; Chairman of the Board and
   Director of SoGen Funds, Inc.; Head of Asset Management at Societe
   Generale since September 1995; Head of Human Resource Management at
   Societe Generale from September 1991 to 1995; Chief Executive Officer of Societe Generale Capital Markets (London) from prior to 1991;
   Chairman of the Board and Director of SOGEN A.M. Corp. Mr. Collas'
   address is 17, cours Valmy, 92972 Paris, France.


------------------

 * "Interested person," as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with SOGEN A.M. Corp., the Fund's investment adviser, or with Societe Generale, SOGEN A.M. Corp's parent.
(1) Member of the Executive Committee. When the Board of Directors is not in session, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)   Member of the Audit Committee.
+ Resigned from the Board effective upon the election of Mr. Collas as his successor.
++    If elected at the Meeting.

                               ------------------



      During the Fund's fiscal year ended March 31, 1995, the Board of Directors met four times. Each of the Fund's Directors attended at least 75% of the meetings of the Board of Directors and of all the committees of the Board on which he served except for Mr. Gentil, who attended 50% of such meetings. The Fund maintains an Audit Committee of the Board of Directors, which is composed of all the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"). The Audit Committee met twice during the fiscal year ended March 31, 1995 for the purposes described below under "Proposal Two: Ratification or Rejection of Selection of Independent Certified Public Accountants." Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $6,000 and a fee of $1,000 for each meeting of the Fund's Board of Directors and for each meeting of any committee of the Board attended (other than those held by telephone conference call). Each Director is reimbursed by the Fund for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Fund.

     As of February 23, 1996 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. The Fund knows of no person who owns beneficially more than 5% of the capital stock of the Fund.

      Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended March 31, 1995. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex.

                              Compensation Table
                       Fiscal Year Ended March 31, 1995


                                                              Pension or                 Total
                                                              Retirement              Compensation
                                                              Benefits    Estimated      From
                                                  Aggregate    Accrued    Annual      Registrant
                                                Compensation   As Partof  Benefits     and Fund
                                                    from         Fund       Upon      Complex Paid
Names of Person, Position                        Registrant    Expenses  Retirement   to Directors++
-------------------------                        ----------    --------  ----------   ------------

Jean-Pierre Gentil**+, Director and Chairman....   $   --        N/A        N/A         $    --(2)
Jean-Marie Eveillard**, Director and President..   $   --        N/A        N/A         $    --(2)
Fred J. Meyer*, Director........................   $6,600        N/A        N/A         $12,600(2)
Dominique Raillard*, Director...................   $8,100        N/A        N/A         $16,455(2)
Nathan Snyder*, Director........................   $8,700        N/A        N/A         $16,800(2)

-----------
 *  Member of the Audit Committee.
** "Interested person" of the Company as defined in the 1940 Act because of the affiliation with SOGEN A.M. Corp., the Fund's investment adviser, or with Societe Generale, SOGEN A.M. Corp.'s parent.
+ Resigned from the Board effective upon the election of Mr. Collas as his successor.
++ The number in parentheses indicates the total number of boards in the fund complex on which the director serves.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                   RATIFICATION OR REJECTION OF SELECTION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors recommends that the shareholders of the Fund ratify the selection of KPMG Peat Marwick LLP, independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending March 31, 1996. Their selection was approved by the unanimous vote, cast in person, of the Directors of the Fund, including the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act, at a meeting held on April 7, 1995. KPMG Peat Marwick LLP has audited the accounts of the Fund since the fiscal year ended March 31, 1990 and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of KPMG Peat Marwick LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee of the Board of Directors meets twice each year with representatives of KPMG Peat Marwick LLP to discuss the scope of their engagement and review the financial statements of the Fund and the results of their examination thereof.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.


                                PROPOSAL THREE

             APPROVAL OR DISAPPROVAL OF THE PROPOSAL TO ELIMINATE
                     THE FUNDAMENTAL INVESTMENT POLICY OF
        THE FUND PROHIBITING INVESTMENTS IN OTHER INVESTMENT COMPANIES

      Currently, the Fund's fundamental investment policies provide that the Fund may not invest in securities of other investment companies. If the proposed elimination of this restriction is approved, the Fund's investment policies will be revised to permit investment in the securities of other investment companies within the limits prescribed by the 1940 Act.

     Section 12(d)(1)(A) of the 1940 Act prohibits an investment company from acquiring more than 3% of the outstanding voting securities of another investment company. That section also prohibits a registered investment company from acquiring shares of another investment company if, immediately after the proposed acquisition of shares, either (a) the acquiring company would own securities of the acquired company with a value of more than 5% of the total assets of the acquiring company, or (b) the acquiring company would own securities of investment companies with an aggregate value of more than 10% of its total assets. Section 12(d) provides for certain limited exceptions to these restrictions. Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. It is the Fund's current intention to invest only in closed-end investment companies. The Fund does not intend to invest in such an investment company unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in another investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

     SOGEN A.M. Corp. and the Board of Directors believe that it would be desirable for the Fund to have the flexibility to invest in other investment companies. If this proposal is adopted, the Fund will be able to invest in other investment companies, within the limits prescribed by the 1940 Act as set forth above. SOGEN A.M. Corp. believes that the ability to invest in other investment companies could enhance the Fund's ability to achieve its investment objective of long-term growth of capital. The Fund invests its assets in the securities markets of numerous countries around the world. In certain markets, direct access by foreign investors (such as the Fund) may be prohibited or restricted, in which case investment through another investment company may be the sole means by which the Fund could gain market exposure in a particular country. Investing in foreign markets via other investment companies may be deemed desirable for other reasons as well (for example, to avoid prohibitive transactional or custodial costs).

      The Board of Directors believes that the proposed elimination of this fundamental investment policy of the Fund is in the best interests of the Fund and its shareholders, and recommends that shareholders vote FOR the proposal. If the proposal is not approved by the Fund's shareholders, the Fund's fundamental investment policies will continue to prohibit investments in other investment companies.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELIMINATION OF THIS FUNDAMENTAL INVESTMENT POLICY.



                                 PROPOSAL FOUR

               APPROVAL OR DISAPPROVAL OF THE PROPOSAL TO AMEND
                 THE FUNDAMENTAL INVESTMENT POLICY OF THE FUND
                  PROHIBITING THE MAKING OF LOANS (OTHER THAN
               THROUGH THE PURCHASE OF PUBLICLY DISTRIBUTED DEBT
             SECURITIES) TO PERMIT INVESTMENTS IN PRIVATELY PLACED
                    DEBT SECURITIES AND SECURITIES LENDING

      Currently, the Fund's fundamental investment policies provide that the Fund may not make loans other than through the purchase of publicly distributed debt securities such as notes, bonds and debentures. Shareholders are being asked to approve an amendment to this restriction to permit the Fund to invest a portion of its assets in certain privately placed debt securities and to lend its portfolio securities, which amendment is described below.

      (a) Investment in Privately Placed Debt Securities. If the proposed amendment is adopted, the Fund will be able to invest up to an aggregate of 15% of its total assets in debt obligations of the type that are privately placed with financial institutions. In the past, purchasers of privately placed securities normally had difficulty in disposing of such securities because the securities are not registered for sale under the Securities Act of 1933 (the "1933 Act"). Such securities generally can be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. When registration is required, the seller might be obligated to pay all or part of the registration expenses. In either case, a period of time may elapse between the time of the decision to sell and the time the seller may be able to negotiate a sale in a private transaction or sell a security under an effective registration statement, as a result of which, if adverse market conditions were to develop, the seller could receive a less favorable price. In addition, securities for which there is not an established trading market may be difficult to value.

      However, recently adopted Rule 144A under the 1933 Act now permits certain qualified institutional buyers such as the Fund to trade in privately placed securities that have not been registered under the 1933 Act. As a result, trading markets have developed among financial institutions for some privately placed securities. If the proposed amendment to the Fund's investment restrictions is adopted, the Fund will have the ability to participate in such markets. The Fund's separate investment policy limiting its investment in illiquid assets to 10% of the value of its net assets will still be applicable. (This policy regarding illiquid investments may be changed by the Board of Directors without the vote of the Fund's shareholders; however, the Securities and Exchange Commission currently requires registered investment companies to limit their investment in illiquid securities to 15% of net assets.) Accordingly, the Fund's Board of Directors will be required to make a determination with respect to each privately placed security purchased by the Fund as to whether such security is liquid or illiquid; those securities that the Board deems to be illiquid may be purchased by the Fund but will be subject to the 10% limitation described above as well as the risks referred to in the preceding paragraph.

      (b) Securities Lending. If the Fund adopts the proposed change to its investment policies, the Fund will be permitted to loan to banks and broker-dealers portfolio securities with an aggregate market value of up to 33% of its total assets when the Fund's investment adviser deems it advisable. The practice of loaning portfolio securities has become a frequently employed portfolio management technique in the past several years. The Fund's Board of Directors believes that adoption of the proposed amendment would result in added flexibility to the Fund's portfolio management practices, by enabling the Fund to enhance the income earned on its investment portfolio, in a manner that would be consistent with the Fund's investment objective of providing long-term growth of capital.

     If the amendment is adopted, any loans of the Fund's portfolio securities would be required to be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned and the Fund would be permitted to retain a portion of the income earned on such collateral. The Fund would be able to terminate the loans at any time and obtain the return of the securities. The Fund would continue to receive any interest or dividends paid on the loaned securities and would continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund would be exposed to the risk of delay in recovery of the securities loaned should the borrower become insolvent. The Fund may pay fees to other persons for arranging securities loans. The Funds' Board of Directors will not auhorize any lending program until it has determined, based on a review of the relevant operating and risk-control procedures, that the program will present a minimal risk of loss to the Fund.

      (c) Text of Proposed Amendment. The proposed modification would amend and restate Paragraph 7 of the Fund's fundamental investment restrictions to read as follows:

            7. It may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or (b) lending portfolio securities, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets
            (taken at market value at the time of such loan).

      The Board of Directors believes that the proposed amendment to the Fund's fundamental investment policy relating to the making of loans to permit investments in privately placed debt securities and securities lending is in the best interests of the Fund and its shareholders, and recommends that shareholders vote FOR the proposal. If the proposal is not approved by the Fund's shareholders, the Fund's fundamental investment policies will continue to prohibit the making of loans other than through the purchase of publicly distributed debt securities.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE AMENDMENT OF THIS FUNDAMENTAL INVESTMENT POLICY.

                             OFFICERS OF THE FUND

      The principal officers of the Fund and their principal occupations during the past five years are set forth below. The address of each such officer (other than Mr. Gentil) is 1221 Avenue of the Americas, New York, New York 10020.

      Jean-Pierre Gentil is Chairman of the Fund's Board. Biographical information regarding Mr. Gentil is set forth above under "Proposal One:
Election of Directors."

      Jean-Marie Eveillard is President of the Fund. Biographical information regarding Mr. Eveillard is set forth above under "Proposal One: Election of Directors."

      Philip J. Bafundo, age 33, is Vice President, Secretary and Treasurer of the Fund. He has been Secretary and Treasurer of SOGEN A.M. Corp. since January 1991.

      Ignatius Chithelen, age 41, is Vice President of the Fund, and has been a securities analyst at SOGEN A.M. Corp. since October 1993. He was a reporter at Forbes from prior to 1991 to October 1993.

      Catherine A. Shaffer, age 40, a Vice President of the Fund, has been First Vice President of SGSC since January 1991.

      Edwin S. Olsen, age 56, a Vice President of the Fund, has also been a Vice President of SGSC since prior to 1991.

      Elizabeth Tobin, age 42, is a Vice President and Assistant Secretary of the Fund. She has been a securities analyst with SOGEN A.M. Corp. since prior to 1991.

      Charles de Vaulx, age 34, is a Vice President of the Fund and has also been a securities analyst with SOGEN A.M. Corp. since prior to 1991.

                                 OTHER MATTERS

      Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Director and for the other proposals.

                                VOTES REQUIRED

     The presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote at the Meeting is required to constitute a quorum at the Meeting. The election of Directors, as set forth in Proposal One, will require, with respect to each nominee, a vote of a majority of the Fund's shares present at the Meeting. Ratification of the selection of the independent certified public accountants, as set forth in Proposal Two, will require a vote of the holders of a majority of the votes cast at the Meeting. The elimination of the Fund's fundamental investment policy prohibiting investments in other investment companies, as set forth in Proposal Three, will require a majority vote of the Fund's outstanding voting securities (defined in the 1940 Act as (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company, whichever is less). The amendment of the Fund's fundamental investment policy prohibiting the making of loans to permit investments in privately placed debt securities and securities lending, as set forth in Proposal Four, will require a majority vote of the outstanding voting securities of the Fund (as so defined).



                                          By order of the Board of Directors,



                                          PHILIP J. BAFUNDO
                                          Secretary


February 27, 1996
New York, New York

                 (Please Detach at Perforation Before Mailings)
 ...............................................................................

SOGEN INTERNATIONAL FUND, INC.       PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, holder of shares of SoGen International Fund, Inc. (the "Fund"), hereby appoints Jean-Marie Eveillard, Philip J. Bafundo and Elizabeth Tobin, and each of them, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020 on April 10, 1996 at 9:00 a.m. and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated February 27, 1996 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, than that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                           NOTE:  PLEASE SIGN, DATE AND RETURN
                                            PROMPTLY IN THE ENCLOSED ENVELOPE



                                      Date:_______________________

                                      NOTE: Please sign exactly as your name
                                      appears on this Proxy. If joint owners,
                                      EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                      -----------------------------------------


                                      -----------------------------------------
                                     Signature(s) (Title(s), if applicable) SOG


                          VOTE THIS PROXY CARD TODAY!
                                              -------
                        YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

                 (Please Detach at Perforation Before Mailing.)
 ...............................................................................

     Please vote by filing in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [Shaded Box] This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE
PROPOSALS.


1. To elect five Directors, each to hold office for an indefinite period of      FOR all nominees     WITHHOLD
   time and until his successor is duly elected and qualified;                  listed (except as    AUTHORITY
                                                                                  marked to the   to vote for all
   Jean-Marie Eveillard, Fred J. Meyer, Dominique Raillard, Nathan Snyder        contrary below)  nominees listed
   and Philippe Collas.
   (INSTRUCTION:  To withhold authority to vote for any individual, write             |_|              |_|
   his name on the line provided below.)

   ----------------------------------------------------------------------------

                                                                                      FOR            AGAINST        ABSTAIN

2. To ratify the selection of KPMG Peat Marwick LLP as independent certified
   public accountants of the Fund for its fiscal year ending March 31, 1996;          |_|              |_|            |_|

3. To approve a proposal to eliminate the fundamental investment policy of the
   Fund prohibiting investments in other investment companies;                        |_|              |_|            |_|

4. To approve a proposal to amend the fundamental investment policy of the Fund prohibiting the making of loans (other than through the purchase of publicly distributed debt securities) to permit investments in privately placed debt
   securities and securities lending; and                                             |_|              |_|            |_|

5. To transact such other business as may properly come before the meeting.